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                                                                    Exhibit 10.1

                                    AGREEMENT

         THIS AGREEMENT (the "Agreement"), made this 16th day of September, 1999, is entered into by ECC International Corp., a Delaware corporation (the "Company"), Steel Partners II, L.P., a Delaware limited partnership (together with its affiliates, "Steel") and Warren G. Lichtenstein ("Lichtenstein").

         Steel and Lichtenstein currently own an aggregate of 1,947,501 shares of Common Stock, $.10 par value per share, of the Company. For purposes of this Agreement, "Voting Securities" shall mean all classes of capital stock of the Company which are then entitled to vote generally in the election of directors of the Company. In consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and in order to provide a constructive and mutually beneficially relationship among the Company, Steel and Lichtenstein, the parties agree as follows:

1.       TERM OF AGREEMENT AND TERMINATION

                  (a) The respective covenants and agreements of the Company, Steel and Lichtenstein contained in this Agreement will continue in full force and effect until the date immediately following the date of the Company's Annual Meeting of Stockholders held in calendar year 2000 (the "Termination Date"), unless earlier terminated in accordance with Section 1(b).

                  (b) Either party may terminate this Agreement, in its sole discretion, if the other party fails to perform or observe in any material respects any of its obligations pursuant to this Agreement, including any decision by either Lichtenstein or James R. Henderson ("Henderson") not to be elected to the Company's Board of Directors (the "Board") at the annual meeting scheduled for November 10, 1999.

                  (c) From and after the Termination Date or earlier termination of this Agreement, the covenants of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto PROVIDED, HOWEVER, that Section 2(c) shall survive the termination of this Agreement.

2.       COVENANTS OF THE COMPANY

                  (a) The Company shall cause Lichtenstein and Henderson to be nominated by the Board at the meeting of the Board to be held on September 16, 1999, for election to the Board at the annual meeting of stockholders to be held on November 10, 1999. Until the Termination Date or earlier termination of this Agreement, the Board shall include Lichtenstein and Henderson (for so long




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as each is willing to serve as a director) in the slate of nominees recommended by the Board to stockholders for election as directors at each annual meeting of stockholders of the Company commencing with the November 10, 1999 annual meeting of stockholders.

                  (b) Until the Termination Date or earlier termination of this Agreement, the number of members of the Board shall not exceed eight (8).

                  (c) The Company shall not hold the 2001 Annual Meeting of Stockholders of the Company on a date prior to June 30, 2001.

                  (d) At the meeting of the Board of Directors to be held on September 16, 1999, the Company's By-Laws shall be amended to provide that, for the period commencing on the date immediately following the date of the Company's Annual Meeting of Stockholders held in calendar year 2000 and ending on the date of the Company's Annual Meeting of Stockholders held in calendar year 2001, any director or the entire Board of Directors may be removed, with or without cause, at any special meeting of stockholders called for such purpose by the holders of a majority of the shares present at such meeting and entitled to vote thereat. Such By-Law amendment shall not be amended prior to the election of Lichtenstein and Henderson to the Board, and shall thereafter only be amended with the consent of Messrs. Lichtenstein and Henderson.

3.       COVENANTS OF STEEL AND LICHTENSTEIN

         Prior to the Termination Date or earlier termination of this Agreement:

                  (a) Each of Steel and Lichtenstein shall take all such action as may be required so that all Voting Securities beneficially owned by either of them are voted for the slate of director nominees recommended by the majority of the directors of the Company to be voted on at any annual or special meeting of stockholders or by written consent of stockholders in lieu of a meeting. Each of Steel and Lichtenstein, as holders of Voting Securities, shall be present, in person or by proxy, at all meetings of stockholders of the Company so that all Voting Securities beneficially owned by them may be counted for the purpose of determining the presence of a quorum at such meetings.

                  (b) Neither Steel nor Lichtenstein shall deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities.



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                  (c)      Neither Steel nor Lichtenstein shall join a
partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of Voting Securities, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") (in each case other than solely with each other).

                  (d) Neither Steel nor Lichtenstein, as holders of Voting Securities, shall call, or join in a call for, a special meeting of the stockholders of the Company.

4.       MISCELLANEOUS

                  (e) Each of the parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled at law or equity.

                  (f) If any provisions of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

                  (g) As used herein, the term "affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

                  (h) This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and this Agreement may be amended only by an agreement in writing executed by the parties hereto.

                  (i) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telecopy or sent by registered mail, postage prepaid or overnight courier, if to:

The Company:      ECC International Corp.
                  2001 West Oak Ridge Road
                  Orlando, FL 32839-3981
                  Attn: President
                  fax: (407) 888-3454



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         Copies to:        General Merrill A. McPeak
                           17360 SW Grandview
                           Lake Oswego, OR 97034
                           fax: (503) 699-2036

                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Attn: Martin S. Kaplan, P.C.
                           fax: (617) 526-5000

Steel:                     Steel Partners II, L.P.
                           150 East 52nd Street, 21st Floor
                           New York, NY 10022
                           Attn: Warren G. Lichtenstein
                           fax: (212) 813-2198

         Copy to:          Olshan Grundman Frome Rosenzweig & Wolosky LLP
                           505 Park Avenue
                           New York, NY 10022
                           Attn: Steven Wolosky, Esq.
                           fax: (212) 755-1467

Lichtenstein:              c/o Steel Partners II, L.P.
                           150 East 52nd Street, 21st Floor
                           New York, NY 10022
                           fax: (212) 813-2198

         Copy to:          Olshan Grundman Frome Rosenzweig & Wolosky LLP
                           505 Park Avenue
                           New York, NY 10022
                           Attn: Steven Wolosky, Esq.
                           fax: (212) 755-1467

or to such other address or telecopy number as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telecopy shall be deemed delivered on the day the sender receives telecopy confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed delivered five days after the date the same is postmarked.



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                  (j)      This Agreement shall be governed by and construed and
enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

                                   * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal, all as of the day and year first above written.



                                            ECC INTERNATIONAL CORP.



                                            By: /s/ Merrill A. McPeak
                                                --------------------------------
                                                Name: Merrill A. McPeak
                                                Title: Chairman of the Board


                                            STEEL PARTNERS II, L.P..



                                            By: /s/ Warren G. Lichtenstein
                                                --------------------------------
                                                Name: Warren G. Lichtenstein
                                                Title: General Partner



                                                /s/ Warren G. Lichtenstein
                                                --------------------------------
                                                Warren G. Lichtenstein

























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